UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2019

Date of reporting period:	July 1, 2018 – December 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

**IMPORTANT NOTICE:** Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

# Putnam International Value Fund

**Semiannual report**
**12 | 31 | 18**

**Value funds** look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

**FUND SYMBOL**
**CLASS A**
PNGAX

Putnam
International Value
Fund

Semiannual report
12 | 31 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

February 11, 2019

Dear Fellow Shareholder:

Global financial markets encountered challenges in the final months of 2018. December was difficult for stock markets worldwide, and most major indexes finished the year with losses. Among the issues that contributed to the downturn were uncertainty about monetary policy, a slowing Chinese economy, and the U.S.–China trade dispute. Fixed-income markets were less volatile than stocks, and higher quality bonds benefited from a flight to safety amid the turmoil.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with a financial advisor.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/18. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 12–13.

2 International Value Fund

Darren has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

Karan S. Sodhi, CFA, is Assistant Portfolio Manager of the fund.

Darren, how was the investment environment during the reporting period?

It was a challenging six months for stock markets worldwide. Through most of 2018, performance was lackluster for international markets. In Europe, growth had been deteriorating since the beginning of the year, and investor hopes for global synchronized economic growth never materialized. Also in Europe, a range of political issues — a budget conflict in Italy, violent protests in France, and the ongoing, unresolved Brexit issue — put downward pressure on stock market performance. Growth in China, the world’s second-largest economy, weakened further in 2018 after several years of slowing. While China was not a focus of our portfolio, the health of its economy has a direct impact on global markets. This includes Japan, since China is one of its largest export markets.

While all these factors took a toll on international stock markets in the early months of 2018, conditions worsened late in the year, when U.S. stock markets plummeted. The fourth-quarter U.S. market downturn was the result of several investor worries, most notably the escalating U.S.–China trade dispute. The U.S. market,

International Value Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 12/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 International Value Fund

which had been performing well, suddenly became very sensitive to all the issues that had been risks for a while, and investors rapidly fled to defensive stocks. The final months of 2018 brought heightened volatility and annual losses for most major global stock indexes.

How did the fund perform in this environment?

The fund posted a loss of –14.46% for the six-month reporting period, underperforming its benchmark, the MSCI EAFE Value Index [ND], which posted a decline of –10.66%. The fund also underperformed the average return of –12.94% for funds in its Lipper peer group, International Large-Cap Value Funds. Fund performance was weakened mostly by our stock selection in the financials, energy, and technology sectors. Solid stock selection in health care and consumer staples helped offset some losses.

What were some stocks that detracted from performance during the reporting period?

Encana and Suncor Energy, the two largest detractors for this reporting period, were among the top performers for the fund’s previous fiscal year. The recent weakness from these Canadian energy companies was a direct result of collapsing oil prices in late 2018. Also worth noting is the fact that the fund’s benchmark does not include securities traded in Canada, which increased the underperformance versus the benchmark in the energy sector of the portfolio. Despite the recent declines, we continued to hold these stocks in the fund at period-end. Both are involved with Canadian oil sands production, which we believe continues to offer long-term growth potential.

The market downturn in late 2018 was especially damaging to cyclical stocks — those of companies that are closely tied to shifts in the economy. In late-2018, as investors became more nervous about slowing growth, we saw a flight away from cyclical stocks to the perceived safety of traditional defensive stocks — in sectors such as health care, utilities, and real estate.

Two other top detractors from fund performance were from the semiconductor industry — a highly cyclical area of the market. Sino-American Silicon Products, based in Taiwan, and Screen Holdings, based in Japan, are semiconductor manufacturers that felt the negative effects of the shift in investor sentiment. As market observers raised concerns about the end of the current growth cycle, stocks across the semiconductor industry declined considerably. We believe these two stocks were overly punished in the downturn, and they remained in the portfolio at period-end.

Could you discuss some stocks that helped fund performance?

The top contributor in the portfolio was our investment in SCOR, a French reinsurance company. The stock performed well largely due to its defensive characteristics. It had added appeal for investors because SCOR is a diversified company, offering a range of insurance services beyond reinsurance.

It is important to note that SCOR’s stock declined considerably shortly after the close of the reporting period. The decline was in response to the announcement that insurance company Covea was withdrawing its buyout offer of SCOR. The buyout offer was a key contributor to the stock’s outperformance in late 2018.

Also helping fund performance was our decision to avoid the stock of British American Tobacco, which was part of the benchmark

International Value Fund 5

index and performed poorly for the period. We have been staying away from tobacco stocks for many reasons. Demand and volume are down significantly for the industry, and tobacco companies no longer have the pricing power they once had. In addition, regulatory scrutiny and issues have created further headwinds for these companies.

Another defensive sector, health care, provided some positive returns for our portfolio. One highlight was our investment in AstraZeneca, a British biopharmaceutical company that specializes in immuno-oncology. While investors were largely attracted to its defensive nature in recent months, we own it based on the company’s fundamental strengths. In our view, AstraZeneca has a strong product pipeline that offers solid long-term growth potential. We also believe its stock trades at a more attractive valuation than those of its competitors.

As the fund enters the second half of its fiscal year, what is your outlook?

We continue to closely monitor market conditions and risks. However, it is important to note that we do not plan to chase defensiveness simply because the market does so. In late-2018, much of the market activity was a fear-driven flight to the perceived safety of traditional defensive stocks, many of which are now too expensive, in our view. As always, we are seeking what we believe to be attractively priced stocks of companies with strong cash flows, earnings quality, and capital allocation strategies.

Thank you for your time and insights, Darren.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect on 10/1/18.

6 International Value Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (8/1/96)
Before sales charge	4.66%	57.53%	4.65%	–9.08%	–1.89%	2.73%	0.90%	–17.96%	–14.46%
After sales charge	4.39	48.47	4.03	–14.31	–3.04	–3.18	–1.07	–22.68	–19.38
Class B (8/1/96)
Before CDSC	4.37	48.15	4.01	–12.45	–2.62	0.39	0.13	–18.58	–14.82
After CDSC	4.37	48.15	4.01	–14.10	–2.99	–2.49	–0.84	–22.53	–18.95
Class C (2/1/99)
Before CDSC	4.33	46.08	3.86	–12.41	–2.61	0.43	0.14	–18.49	–14.77
After CDSC	4.33	46.08	3.86	–12.41	–2.61	0.43	0.14	–19.28	–15.60
Class M (8/1/96)
Before sales charge	4.14	49.76	4.12	–11.36	–2.38	1.18	0.39	–18.31	–14.69
After sales charge	3.97	44.52	3.75	–14.46	–3.08	–2.36	–0.79	–21.17	–17.67
Class R (12/1/03)
Net asset value	4.40	53.56	4.38	–10.26	–2.14	1.97	0.65	–18.17	–14.56
Class R6 (12/2/13)
Net asset value	4.93	62.86	5.00	–7.18	–1.48	4.01	1.32	–17.61	–14.31
Class Y (10/2/00)
Net asset value	4.89	61.59	4.92	–7.88	–1.63	3.54	1.17	–17.70	–14.33

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

International Value Fund 7

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 12/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI EAFE Value
Index (ND)	4.73%	70.83%	5.50%	–3.01%	–0.61%	8.70%	2.82%	–14.78%	–10.66%
Lipper International
Large-Cap Value
Funds category	4.83	60.38	4.80	–9.23	–1.94	3.26	1.05	–16.94	–12.94
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/18, there were 38, 37, 32, 31, 27, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	1		1	1	1		1	1	1
Income	$0.222		$0.104	$0.073	$0.164		$0.174	$0.279	$0.245
Capital gains
Long-term gains	0.194		0.194	0.194	0.194		0.194	0.194	0.194
Short-term gains	—		—	—	—		—	—	—
Total	$0.416		$0.298	$0.267	$0.358		$0.368	$0.473	$0.439
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
6/30/18	$11.71	$12.42	$11.70	$11.62	$11.73	$12.16	$11.56	$11.77	$11.72
12/31/18	9.59	10.18	9.66	9.63	9.64	9.99	9.50	9.60	9.59

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 International Value Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/18	1.38%	2.13%	2.13%	1.88%	1.63%	0.93%	1.13%
Annualized expense ratio for the
six-month period ended 12/31/18*	1.35%	2.10%	2.10%	1.85%	1.60%	0.90%	1.10%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.03% from annualizing the performance fee adjustment for the six months ended 12/31/18.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/18 to 12/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.31	$9.80	$9.80	$8.64	$7.48	$4.21	$5.15
Ending value (after expenses)	$855.40	$851.80	$852.30	$853.10	$854.40	$856.90	$856.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

International Value Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/18, use the following calculation method. To find the value of your investment on 7/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.87	$10.66	$10.66	$9.40	$8.13	$4.58	$5.60
Ending value (after expenses)	$1,018.40	$1,014.62	$1,014.62	$1,015.88	$1,017.14	$1,020.67	$1,019.66

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 International Value Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Because the fund currently invests, and may in the future invest, significantly in European companies, the fund is particularly susceptible to economic, political, regulatory, or other events or conditions affecting issuers in Europe. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

International Value Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Value Index (ND) is an unmanaged index which measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

12 International Value Fund

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2018, Putnam employees had approximately $446,000,000 and the Trustees had approximately $63,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

International Value Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 International Value Fund

The fund’s portfolio 12/31/18 (Unaudited)

COMMON STOCKS (98.0%)*	Shares	Value
Aerospace and defense (1.2%)
BAE Systems PLC (United Kingdom)	254,358	$1,488,748
		1,488,748
Airlines (1.4%)
Japan Airlines Co., Ltd. (Japan)	48,000	1,700,116
		1,700,116
Auto components (0.9%)
Magna International, Inc. (Canada)	23,313	1,058,238
		1,058,238
Automobiles (1.2%)
Nissan Motor Co., Ltd. (Japan)	78,300	631,084
Yamaha Motor Co., Ltd. (Japan)	42,400	825,205
		1,456,289
Banks (14.0%)
Australia & New Zealand Banking Group, Ltd. (Australia)	145,907	2,514,146
Bank of Ireland Group PLC (Ireland)	144,939	807,070
CaixaBank SA (Spain)	163,037	591,034
DBS Group Holdings, Ltd. (Singapore)	58,400	1,009,006
DNB ASA (Norway)	68,254	1,090,533
ING Groep NV (Netherlands)	364,333	3,928,058
Lloyds Banking Group PLC (United Kingdom)	762,155	503,693
Mizuho Financial Group, Inc. (Japan)	710,200	1,106,897
Skandinaviska Enskilda Banken AB (Sweden)	114,461	1,111,943
Societe Generale SA (France)	58,570	1,866,904
Sumitomo Mitsui Financial Group, Inc. (Japan)	67,700	2,232,532
		16,761,816
Building products (1.8%)
Compagnie De Saint-Gobain (France)	26,339	880,138
Sanwa Holdings Corp. (Japan)	115,300	1,301,139
		2,181,277
Capital markets (3.1%)
Credit Suisse Group AG (Switzerland)	60,487	664,625
Natixis SA (France)	196,610	927,870
Quilter PLC (United Kingdom)	802,908	1,210,871
UBS Group AG (Switzerland)	69,005	858,964
		3,662,330
Construction and engineering (2.4%)
Vinci SA (France)	35,576	2,935,621
		2,935,621
Construction materials (1.9%)
Boral, Ltd. (Australia)	147,639	513,669
CRH PLC (Ireland)	37,811	1,000,737
LafargeHolcim, Ltd. (Switzerland)	18,730	771,762
		2,286,168
Containers and packaging (0.7%)
SIG Combibloc Group AG (Switzerland) †	79,224	843,100
		843,100

International Value Fund 15

COMMON STOCKS (98.0%)* cont.	Shares	Value
Diversified financial services (3.2%)
Challenger, Ltd. (Australia)	176,903	$1,182,448
Eurazeo SA (France)	19,670	1,392,780
ORIX Corp. (Japan)	89,900	1,306,213
		3,881,441
Diversified telecommunication services (3.8%)
BCE, Inc. (Canada)	28,100	1,110,045
Nippon Telegraph & Telephone Corp. (Japan)	52,600	2,141,664
Telecom Italia SpA RSP (Italy)	1,437,331	686,725
Telstra Corp., Ltd. (Australia)	323,510	649,384
		4,587,818
Electric utilities (2.0%)
Fortum OYJ (Finland)	52,670	1,152,621
SSE PLC (United Kingdom)	90,518	1,247,772
		2,400,393
Electronic equipment, instruments, and components (0.5%)
Kyocera Corp. (Japan)	12,200	606,695
		606,695
Entertainment (0.5%)
Nintendo Co., Ltd. (Japan)	2,200	581,264
		581,264
Equity real estate investment trusts (REITs) (0.1%)
Vicinity Centres (Australia)	71,173	130,317
		130,317
Food and staples retail (2.4%)
Koninklijke Ahold Delhaize NV (Netherlands)	63,881	1,615,705
Seven & i Holdings Co., Ltd. (Japan)	28,100	1,223,541
		2,839,246
Food products (1.5%)
Kerry Group PLC Class A (Ireland)	18,168	1,800,582
		1,800,582
Health-care equipment and supplies (1.7%)
Hoya Corp. (Japan)	32,500	1,986,474
		1,986,474
Hotels, restaurants, and leisure (0.8%)
Dalata Hotel Group PLC (Ireland)	186,267	1,010,522
		1,010,522
Household durables (0.7%)
Panasonic Corp. (Japan)	94,400	847,021
		847,021
Household products (0.7%)
Henkel AG & Co. KGaA (Preference) (Germany)	8,092	884,492
		884,492
Industrial conglomerates (2.1%)
Siemens AG (Germany)	22,023	2,457,174
		2,457,174
Insurance (9.8%)
AIA Group, Ltd. (Hong Kong)	312,400	2,569,883
Allianz SE (Germany)	7,567	1,518,444
AXA SA (France)	94,606	2,044,109

16 International Value Fund

COMMON STOCKS (98.0%)* cont.	Shares	Value
Insurance cont.
Chubb, Ltd.	15,086	$1,948,809
Prudential PLC (United Kingdom)	135,583	2,422,853
QBE Insurance Group, Ltd. (Australia)	156,237	1,111,403
SCOR SE (France)	3,209	144,862
		11,760,363
Machinery (1.3%)
KION Group AG (Germany)	13,387	679,940
NSK, Ltd. (Japan)	99,100	849,554
		1,529,494
Metals and mining (2.9%)
Glencore PLC (United Kingdom)	304,672	1,131,414
Rio Tinto PLC (United Kingdom)	48,684	2,314,563
		3,445,977
Multi-utilities (1.4%)
Veolia Environnement SA (France)	83,379	1,715,267
		1,715,267
Oil, gas, and consumable fuels (8.2%)
Encana Corp. (Canada)	128,800	743,440
Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	105,329	3,096,063
Royal Dutch Shell PLC Class B (United Kingdom)	59,741	1,781,813
Suncor Energy, Inc. (Canada)	88,812	2,480,517
TOTAL SA (France)	34,190	1,809,018
		9,910,851
Personal products (2.0%)
Shiseido Co., Ltd. (Japan)	13,100	813,969
Unilever NV ADR (Netherlands)	29,473	1,601,311
		2,415,280
Pharmaceuticals (9.1%)
AstraZeneca PLC (United Kingdom)	38,273	2,865,011
Bayer AG (Germany)	16,738	1,161,393
Novartis AG (Switzerland)	36,604	3,129,718
Sanofi (France)	43,242	3,748,538
		10,904,660
Real estate management and development (1.1%)
Mitsui Fudosan Co., Ltd. (Japan)	59,100	1,309,501
		1,309,501
Semiconductors and semiconductor equipment (1.3%)
SCREEN Holdings Co., Ltd. (Japan)	23,900	1,009,550
Sino-American Silicon Products, Inc. (Taiwan)	313,000	611,617
		1,621,167
Technology hardware, storage, and peripherals (1.6%)
Samsung Electronics Co., Ltd. (South Korea)	54,250	1,877,086
		1,877,086
Tobacco (1.1%)
Imperial Brands PLC (United Kingdom)	44,101	1,336,138
		1,336,138

International Value Fund 17

COMMON STOCKS (98.0%)* cont.	Shares	Value
Trading companies and distributors (5.5%)
Ashtead Group PLC (United Kingdom)	43,283	$903,108
ITOCHU Corp. (Japan)	89,500	1,509,502
Mitsubishi Corp. (Japan)	107,800	2,942,176
Ferguson PLC (United Kingdom)	20,532	1,312,953
		6,667,739
Transportation infrastructure (0.8%)
Aena SME SA (Spain)	6,057	942,079
		942,079
Wireless telecommunication services (3.3%)
KDDI Corp. (Japan)	32,800	781,627
Tele2 AB (Sweden)	92,726	1,181,705
Vodafone Group PLC (United Kingdom)	1,032,435	2,012,074
		3,975,406
Total common stocks (cost $123,649,189)		$117,798,150

	Principal amount/
SHORT-TERM INVESTMENTS (1.0%)*		shares	Value
Putnam Short Term Investment Fund 2.58% L	Shares	904,804	$904,804
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.27% P	Shares	120,000	120,000
U.S. Treasury Bills zero %, 2/28/19 [i]		$122,000	121,524
Total short-term investments (cost $1,146,328)			$1,146,328

TOTAL INVESTMENTS
Total investments (cost $124,795,517)	$118,944,478

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2018 through December 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $120,165,931.

† This security is non-income-producing.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $26,046 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

18 International Value Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Japan	21.7%	Hong Kong	2.2%
United Kingdom	19.9	Sweden	1.9
France	14.7	South Korea	1.6
Netherlands	6.0	Spain	1.3
Germany	5.6	Finland	1.0
Switzerland	5.3	Norway	0.9
Australia	5.1	Singapore	0.9
Canada	4.5	Italy	0.6
Ireland	3.9	Taiwan	0.5
United States	2.4	Total	100.0%

FORWARD CURRENCY CONTRACTS at 12/31/18 (aggregate face value $38,424,623) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/16/19	$1,144,180	$1,180,578	$(36,398)
	Canadian Dollar	Sell	1/16/19	2,338,616	2,500,490	161,874
	Euro	Sell	3/20/19	277,447	276,035	(1,412)
	Hong Kong Dollar	Buy	2/20/19	649,418	649,605	(187)
Barclays Bank PLC
	Australian Dollar	Buy	1/16/19	206,784	216,866	(10,082)
	British Pound	Buy	3/20/19	1,632,703	1,647,080	(14,377)
	Canadian Dollar	Sell	1/16/19	483,038	516,424	33,386
	Euro	Sell	3/20/19	102,976	102,406	(570)
	Hong Kong Dollar	Buy	2/20/19	1,375,722	1,376,147	(425)
	Swiss Franc	Sell	3/20/19	3,851,130	3,806,588	(44,542)
Citibank, N.A.
	Canadian Dollar	Sell	1/16/19	274,933	314,249	39,316
	Danish Krone	Buy	3/20/19	578,517	576,202	2,315
	Euro	Sell	3/20/19	2,174,832	2,162,124	(12,708)
Goldman Sachs International
	Canadian Dollar	Buy	1/16/19	393,567	363,425	30,142
	Chinese Yuan (Offshore)	Buy	2/20/19	58,986	58,169	817
	Euro	Sell	3/20/19	1,275,264	1,268,215	(7,049)
	Japanese Yen	Buy	2/20/19	2,115,534	2,067,226	48,308
	New Taiwan Dollar	Sell	2/20/19	655,364	657,059	1,695
HSBC Bank USA, National Association
	Euro	Buy	3/20/19	2,389,779	2,370,794	18,985
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/16/19	970,157	989,942	(19,785)
	British Pound	Buy	3/20/19	1,181,477	1,193,171	(11,694)
	Canadian Dollar	Sell	1/16/19	834,838	892,586	57,748
	Euro	Sell	3/20/19	399,911	397,630	(2,281)

International Value Fund 19

FORWARD CURRENCY CONTRACTS at 12/31/18 (aggregate face value $38,424,623) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A. cont.
	Japanese Yen	Buy	2/20/19	$2,327,759	$2,275,003	$52,756
	New Zealand Dollar	Buy	1/16/19	326,209	309,945	16,264
	Norwegian Krone	Buy	3/20/19	7,427	7,590	(163)
	Singapore Dollar	Buy	2/20/19	585,527	579,697	5,830
	South Korean Won	Sell	2/20/19	2,041,090	2,022,487	(18,603)
	Swedish Krona	Sell	3/20/19	510,658	505,688	(4,970)
	Swiss Franc	Buy	3/20/19	3,200,855	3,171,192	29,663
State Street Bank and Trust Co.
	Canadian Dollar	Sell	1/16/19	622,116	677,071	54,955
	Israeli Shekel	Buy	1/16/19	886,493	914,398	(27,905)
	Japanese Yen	Sell	2/20/19	808,149	785,046	(23,103)
	Swedish Krona	Buy	3/20/19	506,775	496,122	10,653
UBS AG
	Canadian Dollar	Sell	1/16/19	1,026,236	1,097,373	71,137
Unrealized appreciation						635,844
Unrealized (depreciation)						(236,254)
Total						$399,590

* The exchange currency for all contracts listed is the United States Dollar.

20 International Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$4,990,549	$4,153,939	$—
Consumer discretionary	2,068,760	2,303,310	—
Consumer staples	7,238,228	2,037,510	—
Energy	9,910,851	—	—
Financials	23,033,422	13,032,528	—
Health care	10,904,660	1,986,474	—
Industrials	11,599,761	8,302,487	—
Information technology	—	4,104,948	—
Materials	6,061,576	513,669	—
Real estate	—	1,439,818	—
Utilities	4,115,660	—	—
Total common stocks	79,923,467	37,874,683	—

Short-term investments	1,024,804	121,524	—
Totals by level	$80,948,271	$37,996,207	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$399,590	$—
Totals by level	$—	$399,590	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

International Value Fund 21

Statement of assets and liabilities 12/31/18 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $123,890,713)	$118,039,674
Affiliated issuers (identified cost $904,804) (Notes 1 and 5)	904,804
Foreign currency (cost $343,739) (Note 1)	351,138
Dividends, interest and other receivables	215,101
Foreign tax reclaim	274,506
Receivable for shares of the fund sold	38,989
Receivable for investments sold	806,512
Unrealized appreciation on forward currency contracts (Note 1)	635,844
Prepaid assets	59,191
Total assets	121,325,759

LIABILITIES
Payable for shares of the fund repurchased	271,756
Payable for compensation of Manager (Note 2)	64,765
Payable for custodian fees (Note 2)	14,603
Payable for investor servicing fees (Note 2)	51,316
Payable for Trustee compensation and expenses (Note 2)	138,380
Payable for administrative services (Note 2)	1,326
Payable for distribution fees (Note 2)	76,950
Unrealized depreciation on forward currency contracts (Note 1)	236,254
Collateral on certain derivative contracts, at value (Notes 1 and 9)	241,524
Other accrued expenses	62,954
Total liabilities	1,159,828

Net assets	$120,165,931

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$124,642,747
Total distributable earnings (Note 1)	(4,476,816)
Total — Representing net assets applicable to capital shares outstanding	$120,165,931

(Continued on next page)

22 International Value Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($103,128,550 divided by 10,752,984 shares)	$9.59
Offering price per class A share (100/94.25 of $9.59)*	$10.18
Net asset value and offering price per class B share ($1,128,506 divided by 116,770 shares)**	$9.66
Net asset value and offering price per class C share ($2,392,638 divided by 248,486 shares)**	$9.63
Net asset value and redemption price per class M share ($1,811,848 divided by 187,984 shares)	$9.64
Offering price per class M share (100/96.50 of $9.64)*	$9.99
Net asset value, offering price and redemption price per class R share
($1,270,864 divided by 133,709 shares)	$9.50
Net asset value, offering price and redemption price per class R6 share
($4,210,603 divided by 438,407 shares)	$9.60
Net asset value, offering price and redemption price per class Y share
($6,222,922 divided by 649,208 shares)	$9.59

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Value Fund 23

Statement of operations Six months ended 12/31/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $154,099)	$1,642,815
Interest (including interest income of $8,674 from investments in affiliated issuers) (Note 5)	11,022
Total investment income	1,653,837

EXPENSES
Compensation of Manager (Note 2)	472,110
Investor servicing fees (Note 2)	173,325
Custodian fees (Note 2)	18,433
Trustee compensation and expenses (Note 2)	2,921
Distribution fees (Note 2)	185,556
Administrative services (Note 2)	2,409
Blue sky expense	48,646
Other	64,382
Total expenses	967,782
Expense reduction (Note 2)	(915)
Net expenses	966,867

Net investment income	686,970

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	3,468,916
Foreign currency transactions (Note 1)	(16,901)
Forward currency contracts (Note 1)	(437,988)
Total net realized gain	3,014,027
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(25,367,907)
Assets and liabilities in foreign currencies	7,738
Forward currency contracts	371,278
Total change in net unrealized depreciation	(24,988,891)

Net loss on investments	(21,974,864)

Net decrease in net assets resulting from operations	$(21,287,894)

The accompanying notes are an integral part of these financial statements.

24 International Value Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 12/31/18*	Year ended 6/30/18
Operations
Net investment income	$686,970	$2,987,826
Net realized gain on investments
and foreign currency transactions	3,014,027	6,657,996
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(24,988,891)	(2,819,530)
Net increase (decrease) in net assets resulting
from operations	(21,287,894)	6,826,292
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(2,307,174)	(1,520,906)
Class B	(11,789)	(4,550)
Class C	(17,648)	(23,189)
Class M	(29,766)	(16,588)
Class R	(23,831)	(23,944)
Class R6	(116,485)	(64,214)
Class Y	(159,809)	(113,762)
From net realized long-term gain on investments
Class A	(2,016,178)	—
Class B	(21,991)	—
Class C	(46,901)	—
Class M	(35,211)	—
Class R	(26,570)	—
Class R6	(80,997)	—
Class Y	(126,543)	—
Decrease from capital share transactions (Note 4)	(10,213,529)	(5,635,067)
Total decrease in net assets	(36,522,316)	(575,928)

NET ASSETS
Beginning of period	156,688,247	157,264,175
End of period (Note 1)	$120,165,931	$156,688,247

* Unaudited.

The accompanying notes are an integral part of these financial statements.

International Value Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
December 31, 2018**	$11.71	.05	(1.76)	(1.71)	(.22)	(.19)	(.41)	—	$9.59	(14.46)*	$103,129	.68*	.48*	6*
June 30, 2018	11.35	.22	.28	.50	(.14)	—	(.14)	—	11.71	4.32	132,078	1.38	1.84	15
June 30, 2017	9.59	.17	1.81	1.98	(.22)	—	(.22)	—	11.35	21.00	133,974	1.36	1.66	16
June 30, 2016	11.06	.19	(1.55)	(1.36)	(.11)	—	(.11)	—	9.59	(12.36)	130,120	1.31[e]	1.85[e]	20
June 30, 2015	12.00	.17	(.90)	(.73)	(.21)	—	(.21)	—	11.06	(6.01)	162,195	1.25	1.49	30
June 30, 2014	10.04	.14	1.98	2.12	(.16)	—	(.16)	—[d]	12.00	21.14	193,487	1.34	1.26	50
Class B
December 31, 2018**	$11.70	.01	(1.76)	(1.75)	(.10)	(.19)	(.29)	—	$9.66	(14.82)*	$1,129	1.06*	.11*	6*
June 30, 2018	11.32	.11[f]	.30	.41	(.03)	—	(.03)	—	11.70	3.59	1,579	2.13	.95[f]	15
June 30, 2017	9.55	.08	1.82	1.90	(.13)	—	(.13)	—	11.32	20.09	2,230	2.11	.81	16
June 30, 2016	10.98	.10	(1.52)	(1.42)	(.01)	—	(.01)	—	9.55	(12.97)	2,724	2.06[e]	.97[e]	20
June 30, 2015	11.89	.07	(.87)	(.80)	(.11)	—	(.11)	—	10.98	(6.73)	4,558	2.00	.66	30
June 30, 2014	9.95	.05	1.95	2.00	(.06)	—	(.06)	—[d]	11.89	20.16	6,691	2.09	.43	50
Class C
December 31, 2018**	$11.62	.01	(1.74)	(1.73)	(.07)	(.19)	(.26)	—	$9.63	(14.77)*	$2,393	1.06*	.11*	6*
June 30, 2018	11.26	.09[f]	.31	.40	(.04)	—	(.04)	—	11.62	3.57	3,238	2.13	.79[f]	15
June 30, 2017	9.51	.09	1.80	1.89	(.14)	—	(.14)	—	11.26	20.10	5,986	2.11	.88	16
June 30, 2016	10.96	.11	(1.53)	(1.42)	(.03)	—	(.03)	—	9.51	(13.01)	6,814	2.06[e]	1.07[e]	20
June 30, 2015	11.89	.08	(.88)	(.80)	(.13)	—	(.13)	—	10.96	(6.71)	9,026	2.00	.75	30
June 30, 2014	9.96	.06	1.95	2.01	(.08)	—	(.08)	—[d]	11.89	20.18	10,030	2.09	.52	50
Class M
December 31, 2018**	$11.73	.03	(1.77)	(1.74)	(.16)	(.19)	(.35)	—	$9.64	(14.69)*	$1,812	.93*	.23*	6*
June 30, 2018	11.37	.16	.28	.44	(.08)	—	(.08)	—	11.73	3.86	2,203	1.88	1.30	15
June 30, 2017	9.61	.12	1.81	1.93	(.17)	—	(.17)	—	11.37	20.37	2,251	1.86	1.15	16
June 30, 2016	11.07	.13	(1.54)	(1.41)	(.05)	—	(.05)	—	9.61	(12.76)	2,160	1.81[e]	1.33[e]	20
June 30, 2015	12.00	.11	(.89)	(.78)	(.15)	—	(.15)	—	11.07	(6.48)	2,759	1.75	.97	30
June 30, 2014	10.05	.09	1.96	2.05	(.10)	—	(.10)	—[d]	12.00	20.44	3,364	1.84	.75	50
Class R
December 31, 2018**	$11.56	.04	(1.74)	(1.70)	(.17)	(.19)	(.36)	—	$9.50	(14.56)*	$1,271	.80*	.36*	6*
June 30, 2018	11.22	.20	.26	.46	(.12)	—	(.12)	—	11.56	4.08	2,104	1.63	1.64	15
June 30, 2017	9.50	.16	1.78	1.94	(.22)	—	(.22)	—	11.22	20.70	1,667	1.61	1.52	16
June 30, 2016	10.88	.15	(1.52)	(1.37)	(.01)	—	(.01)	—	9.50	(12.57)	1,195	1.56[e]	1.45[e]	20
June 30, 2015	11.82	.14	(.89)	(.75)	(.19)	—	(.19)	—	10.88	(6.31)	2,548	1.50	1.25	30
June 30, 2014	9.89	.11	1.95	2.06	(.13)	—	(.13)	—[d]	11.82	20.87	2,752	1.59	1.03	50

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 International Value Fund	International Value Fund 27

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class R6
December 31, 2018**	$11.77	.07	(1.77)	(1.70)	(.28)	(.19)	(.47)	—	$9.60	(14.31)*	$4,211	.45*	.67*	6*
June 30, 2018	11.40	.28	.28	.56	(.19)	—	(.19)	—	11.77	4.84	4,083.93		2.29	15
June 30, 2017	9.63	.23	1.81	2.04	(.27)	—	(.27)	—	11.40	21.55	3,617.92		2.18	16
June 30, 2016	11.11	.23	(1.56)	(1.33)	(.15)	—	(.15)	—	9.63	(12.02)	3,135	.91[e]	2.29[e]	20
June 30, 2015	12.07	.21	(.91)	(.70)	(.26)	—	(.26)	—	11.11	(5.70)	3,396.86		1.89	30
June 30, 2014†	11.60	.18	.45	.63	(.16)	—	(.16)	—	12.07	5.46*	4,031	.53*	1.48*	50
Class Y
December 31, 2018**	$11.72	.07	(1.76)	(1.69)	(.25)	(.19)	(.44)	—	$9.59	(14.33)*	$6,223	.55*	.65*	6*
June 30, 2018	11.36	.29[g]	.24	.53	(.17)	—	(.17)	—	11.72	4.59	11,403	1.13	2.42[g]	15
June 30, 2017	9.60	.22	1.79	2.01	(.25)	—	(.25)	—	11.36	21.32	7,539	1.11	2.08	16
June 30, 2016	11.07	.22	(1.55)	(1.33)	(.14)	—	(.14)	—	9.60	(12.07)	5,181	1.06[e]	2.15[e]	20
June 30, 2015	12.02	.20	(.91)	(.71)	(.24)	—	(.24)	—	11.07	(5.80)	5,448	1.00	1.81	30
June 30, 2014	10.06	.14	2.00	2.14	(.18)	—	(.18)	—[d]	12.02	21.38	4,549	1.09	1.27	50

* Not annualized.

** Unaudited.

† For the period December 2, 2013 (commencement of operations) to June 30, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC and Morgan Stanley & Co., which amounted to less than $0.01 per share outstanding as of November 27, 2013.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

f The net investment income ratio and per share amount shown for the period ended June 30, 2018 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

g The net investment income ratio and per share amount shown for the period ended June 30, 2018 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

28 International Value Fund	International Value Fund 29

Notes to financial statements 12/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2018 through December 31, 2018.

Putnam International Value Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth. Current income is a secondary objective. The fund invests mainly in common stocks of large and midsize companies outside the United States, with a focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

30 International Value Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

International Value Fund 31

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early

32 International Value Fund

termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $36,610 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $125,082,061, resulting in gross unrealized appreciation and depreciation of $15,767,569 and $21,505,562, respectively, or net unrealized depreciation of $5,737,993.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended June 30, 2018, the fund had undistributed net investment income of $2,499,540.

International Value Fund 33

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Value Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.331% of the fund’s average net assets, which included an effective base fee of 0.347% and a decrease of 0.016% ($23,357) based on performance.

Putnam Management has contractually agreed, through October 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management

34 International Value Fund

or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, class R6 and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$150,661	Class R	2,122
Class B	1,720	Class R6	1,059
Class C	3,593	Class Y	11,692
Class M	2,478	Total	$173,325

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $723 under the expense offset arrangements and by $192 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $105, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

International Value Fund 35

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$152,314
Class B	1.00%	1.00%	6,942
Class C	1.00%	1.00%	14,504
Class M	1.00%	0.75%	7,501
Class R	1.00%	0.50%	4,295
Total			$185,556

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,576 and $59 from the sale of class A and class M shares, respectively, and received $1,266 and $221 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $26 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$8,004,089	$21,658,241
U.S. government securities (Long-term)	—	—
Total	$8,004,089	$21,658,241

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	199,115	$2,149,360	1,005,828	$12,239,864
Shares issued in connection with
reinvestment of distributions	440,584	4,119,459	118,557	1,435,727
	639,699	6,268,819	1,124,385	13,675,591
Shares repurchased	(1,162,985)	(12,752,956)	(1,653,542)	(19,925,816)
Net decrease	(523,286)	$(6,484,137)	(529,157)	$(6,250,225)

36 International Value Fund

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	1,804	$18,561	3,290	$39,089
Shares issued in connection with
reinvestment of distributions	3,510	33,064	370	4,498
	5,314	51,625	3,660	43,587
Shares repurchased	(23,467)	(259,612)	(65,731)	(786,516)
Net decrease	(18,153)	$(207,987)	(62,071)	$(742,929)

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	9,908	$110,355	65,740	$789,483
Shares issued in connection with
reinvestment of distributions	6,470	60,753	1,820	21,955
	16,378	171,108	67,560	811,438
Shares repurchased	(46,536)	(519,476)	(320,570)	(3,876,441)
Net decrease	(30,158)	$(348,368)	(253,010)	$(3,065,003)

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	19,487	$197,124	13,936	$166,801
Shares issued in connection with
reinvestment of distributions	6,809	64,004	1,335	16,231
	26,296	261,128	15,271	183,032
Shares repurchased	(26,200)	(293,696)	(25,367)	(309,592)
Net increase (decrease)	96	$(32,568)	(10,096)	$(126,560)

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	23,795	$253,348	158,058	$1,875,204
Shares issued in connection with
reinvestment of distributions	2,131	19,730	682	8,173
	25,926	273,078	158,740	1,883,377
Shares repurchased	(74,150)	(811,559)	(125,350)	(1,513,301)
Net increase (decrease)	(48,224)	$(538,481)	33,390	$370,076

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	80,360	$913,435	96,578	$1,167,444
Shares issued in connection with
reinvestment of distributions	21,099	197,482	5,285	64,214
	101,459	1,110,917	101,863	1,231,658
Shares repurchased	(9,905)	(106,403)	(72,200)	(878,224)
Net increase	91,554	$1,004,514	29,663	$353,434

International Value Fund 37

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	69,673	$781,054	538,008	$6,565,236
Shares issued in connection with
reinvestment of distributions	29,159	272,347	8,149	98,606
	98,832	1,053,401	546,157	6,663,842
Shares repurchased	(422,663)	(4,659,903)	(237,008)	(2,837,702)
Net increase (decrease)	(323,831)	$(3,606,502)	309,149	$3,826,140

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/18	cost	proceeds	income	of 12/31/18
Short-term investments
Putnam Short Term
Investment Fund*	$1,916,319	$12,188,479	$13,199,994	$8,674	$904,804
Total Short-term
investments	$1,916,319	$12,188,479	$13,199,994	$8,674	$904,804

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$58,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$635,844	Payables	$236,254
Total		$635,844		$236,254

38 International Value Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(437,988)	$(437,988)
Total	$(437,988)	$(437,988)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$371,278	$371,278
Total	$371,278	$371,278

International Value Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts#	$161,874	$33,386	$41,631	$80,962	$18,985	$162,261	$65,608	$71,137	$635,844
Total Assets	$161,874	$33,386	$41,631	$80,962	$18,985	$162,261	$65,608	$71,137	$635,844
Liabilities:
Forward currency contracts#	37,997	69,996	12,708	7,049	—	57,496	51,008	—	236,254
Total Liabilities	$37,997	$69,996	$12,708	$7,049	$—	$57,496	$51,008	$—	$236,254
Total Financial and Derivative Net Assets	$123,877	$(36,610)	$28,923	$73,913	$18,985	$104,765	$14,600	$71,137	$399,590
Total collateral received (pledged)†##	$121,524	$—	$28,923	$—	$—	$—	$—	$—
Net amount	$2,353	$(36,610)	$—	$73,913	$18,985	$104,765	$14,600	$71,137
Controlled collateral received (including TBA commitments)**	$121,524	$—	$120,000	$—	$—	$—	$—	$—	$241,524
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 International Value Fund	International Value Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

42 International Value Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

International Value Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 International Value Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam International Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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SA024 314986 2/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2019